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                                                                                                  EXHIBIT 99.2


                                      CENDANT CORPORATION AND SUBSIDIARIES
                                 CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
                                                  (IN MILLIONS)


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                                                                                       NINE MONTHS ENDED
                                                                                         SEPTEMBER 30,
                                                                                ------------------------------
                                                                                    2001              2000
                                                                                -------------    -------------
OPERATING ACTIVITIES
Net cash provided by operating activities exclusive of management
    and mortgage programs                                                       $         880    $         609
Net cash provided by (used in) operating activities of management
    and mortgage programs                                                               1,295              (28)
                                                                                -------------    -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                               2,175              581
                                                                                -------------    -------------

INVESTING ACTIVITIES
Property and equipment additions                                                         (242)            (168)
Net assets acquired (net of cash acquired) and acquisition-related payments            (1,907)             (43)
Funding of stockholder litigation settlement trust                                       (750)               -
Other, net                                                                               (137)             (56)
                                                                                -------------    --------------

Net cash used in investing activities exclusive of management
   and mortgage programs                                                               (3,036)            (267)
                                                                                -------------    -------------

MANAGEMENT AND MORTGAGE PROGRAMS:
   Investment in vehicles                                                             (10,519)               -
   Payments received on investment in vehicles                                          9,222                -
   Origination of timeshare receivables                                                   (66)               -
   Principal collection of timeshare receivables                                           77                -
   Equity advances on homes under management                                           (4,949)          (6,025)
   Repayment on advances on homes under management                                      4,937            6,534
   Additions to mortgage servicing rights                                                (505)            (664)
   Proceeds from sales of mortgage servicing rights                                        45               93
                                                                                -------------    -------------
                                                                                       (1,758)             (62)
                                                                                -------------    -------------

NET CASH USED IN INVESTING ACTIVITIES                                                  (4,794)            (329)
                                                                                -------------    -------------

FINANCING ACTIVITIES
Proceeds from borrowings                                                                4,407                6
Principal payments on borrowings                                                         (854)            (776)
Issuances of common stock                                                                 773              551
Repurchases of common stock                                                               (74)            (306)
Proceeds from mandatorily redeemable preferred securities issued by
    subsidiary holding solely senior debentures issued by the Company                       -               91
Proceeds from mandatorily redeemable preferred interest in a subsidiary                     -              375
Other, net                                                                                (92)              (1)
                                                                                -------------    -------------

Net cash provided by (used in) financing activities exclusive of
   management and mortgage programs                                                     4,160              (60)
                                                                                -------------    -------------

MANAGEMENT AND MORTGAGE PROGRAMS:
   Proceeds from borrowings                                                            11,447            3,236
   Principal payments on borrowings                                                   (10,824)          (4,282)
   Net change in short-term borrowings                                                     87              875
                                                                                -------------    -------------
                                                                                          710             (171)
                                                                                -------------    -------------

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                                     4,870             (231)
                                                                                -------------    -------------

Effect of changes in exchange rates on cash and cash equivalents                            6               25
                                                                                -------------    -------------
Net increase in cash and cash equivalents                                               2,257               46
Cash and cash equivalents, beginning of period                                            944            1,164
                                                                                -------------    -------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                        $       3,201    $       1,210
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